SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005
BRAND INTERMEDIATE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-102511-14 (Commission File Number)	13-3909682 (IRS Employment Identification No.)

15450 South Outer Highway 40, #270
Chesterfield, Missouri 63017
(Address of principal executive offices)

Registrant's telephone number, including area code 636-519-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b)).

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c)).

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

As described in Item 5.02(c) below, Anthony A Rabb will become the Chief Financial Officer and Vice President, Finance of Brand Intermediate Holdings, Inc., Brand Services, Inc. and Brand Holdings, LLC, effective April 11, 2005. His compensation arrangements provide for an annual base salary of $180,000 and he is eligible to receive a bonus of up to 120% of his annual salary, with a guaranteed first year bonus of $50,000. In the event Mr. Rabb’s employment is terminated for any reason other than cause, he will be entitled to his base salary for a period of 12 months following termination and continued coverage under medical and other insurance benefits.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective April 11, 2005, Jeffrey W. Peterson has resigned his position of Chief Financial Officer and Vice President, Finance of Brand Intermediate Holdings, Inc., Brand Services, Inc. and Brand Holdings, LLC. Mr. Peterson will continue in a consulting role for several months to assist in an orderly transition.

(c) Anthony A. Rabb, age 37, has been named Chief Financial Officer and Vice President, Finance of Brand Intermediate Holdings, Inc., Brand Services, Inc. and Brand Holdings, LLC, effective April 11, 2005. Mr. Rabb was hired by the Company on March 1, 2005 and will serve in an advisory role until April 11, 2005. Mr. Rabb has over fourteen years experience with manufacturing and service companies in the United States and Europe. Since 2001, Mr. Rabb has served as the Chief Financial Officer for General Electric’s Infrastructure Sensing unit in Atlanta, Georgia. This unit was a $500 million technology and manufacturing company with over 3,000 employees in 17 countries. Prior to that position Mr. Rabb was CFO - Bay Area Operations for the Webvan Group and Director of Operations and Finance for Maptrek, LLC. Mr. Rabb began his career in 1991 with General Electric and through 1999 served in various financial management positions in the United States and Europe. Mr. Rabb has a B.A. in Economics from the University of Colorado and is a graduate of GE’s Financial Management Program and Executive Financial Leadership Program as well as a certified Six Sigma Green Belt.

Section 9 - Financial Statement and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Summary of Compensation Terms for Anthony Rabb

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND INTERMEDIATE HOLDINGS, INC.

Date: March 18, 2005	By:	/s/ Paul T. Wood
Paul T. Wood
Chief Executive Officer and President